SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 1, 2004

Date of Report (date of earliest event reported)

Landacorp, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-29377	94-3346710

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4151 Ashford Dunwoody Road, Suite 505
Atlanta Georgia 30319

(Address of principal executive offices)

(404) 531-9956

(Registrant’s telephone number, including area code)

SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED MARCH 1, 2004

Item 12. Results of Operations and Financial Condition.

     The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On March 1, 2004, Landacorp, Inc. issued a press release announcing its results for the quarterly period and the year ended December 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LANDACORP, INC.

Date: March 1, 2004	By: /S/ MARK RAPOPORT

Mark Rapoport Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued by Landacorp, Inc. on March 1, 2004